                                                                    Exhibit 10.6
                      WARRANT TO PURCHASE COMMON STOCK OF
                             FLOTEK INDUSTRIES INC.

                         VOID AFTER 4:00 P.M. VANCOUVER
                          TIME ON THE EXPIRATION DATE




                                                             2,333,333 Shares of
Warrant No. 3                                                      Warrant Stock

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS BASED, IN PART, ON AN INVESTMENT REPRESENTATION OF THE PART OF THE PURCHASER THEREOF. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.


       FLOTEK INDUSTRIES INC. (the "Company"), a corporation organized under the laws of the Province of Alberta, Canada, for value received, hereby agrees to sell upon the terms and on the conditions hereinafter set forth to CHARLES
A. DICKINSON, the registered holder hereof (the "Holder"), having an address set forth in the Warrant Register maintained by the Company, under the terms as hereinafter set forth, Two Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three (2,333,333) fully paid and non-assessable shares of the Company's Common Stock, no par value (the "Warrant Stock"), at a purchase price per share of Fifteen Canadian Cents (CDN $0.15) at any time prior to 4:00 p.m., Vancouver Time, on September 14, 1998, and at a purchase price per share of Seventeen Canadian Cents (CDN $0.17) at any time thereafter, but no later than 4:00 p.m., Vancouver Time, on the Expiration Date (as hereinafter defined) (as adjusted as provided herein, the "Warrant Price") pursuant to this Warrant (the "Warrant"). The number of shares of Warrant Stock to be so issued and the Warrant Price are subject to adjustment as hereinafter set forth. The term "Common Stock" shall mean, when used herein, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant.
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                                    - 2 -



1.     Exercise of Warrant.

       (a) The Holder may exercise this Warrant according to its terms by surrendering this Warrant to the Company at the address set forth in Section 10, the subscription form attached hereto having then been duly executed by the Holder, accompanied by the purchase price for the number of shares of the Warrant Stock specified in the subscription form, or as otherwise provided in this Warrant prior to 4:00 p.m., local Vancouver time, on the Expiration Date. The Expiration Date shall be September 14, 1998. The purchase price of the shares of Warrant Stock as to which this Warrant shall be exercised shall be paid to the Company at the time of exercise either in cash, in Common Stock of the Company already owned by the Holder, by the relinquishment of a portion of this Warrant having a total fair market value equal to the purchase price, or any combination of the foregoing. For purposes of this Section, the fair market value of the portion of this Warrant that is relinquished shall be the excess of

              (x) the fair market value at the time of exercise of the number of shares of Warrant Stock subject to the portion of this Warrant that is relinquished over

              (y) the aggregate exercise price specified in this Warrant with respect to such shares.

The fair market value of the Warrant Stock shall be equal to the most recent sales price of the Company's Common Stock on the Vancouver Stock Exchange or on any other stock exchange or market on which the Company's Common Stock is then traded. If the exchange or market does not report sales prices, the fair market value of the Warrant Stock shall be equal to the average of the most recent bid and ask prices of the Company's Common Stock. If the Company's Common Stock is then traded on more than one exchange or market, the fair market value shall be the highest of such sales prices or averages of the bid and ask prices.

       (b) This Warrant may be exercised in whole or in part so long as any exercise in part hereof would not involve the issuance of fractional shares of Warrant Stock. If exercised in part, the Company shall deliver to the Holder a new Warrant, identical in form, in the name of the Holder, evidencing the right to purchase the number of shares of Warrant Stock as to which this Warrant has not been exercised, which new Warrant shall be signed by the Chairman and CEO or the President and the Secretary or the Assistant Secretary of the Company. The term Warrant as used herein shall include any subsequent Warrant issued as provided herein.

       (c) No fractional share or scrip representing fractional shares shall be given upon the exercise of this Warrant. The Company shall pay cash in lieu of fractions with respect to the Warrants based upon the Warrant Price at the time of exercise of this Warrant.

       (d) In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Stock so purchased, registered in the name of the Holder, shall be delivered to the Holder within a reasonable time after such rights shall have been so exercised.
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                                     - 3 -




The person or entity in whose name any certificate for the Warrant Stock is issued upon exercise of the rights represented by this Warrant shall for all purposes be deemed to have become the holder of record of such shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the opening of business on the next succeeding date on which the stock transfer books are open.

2.     Disposition of Warrant Stock and Warrant.

       (a) By the acceptance of this Warrant, the Holder hereby acknowledges and covenants that this Warrant and any Warrant Stock purchased pursuant thereto are and will be held for investment and not for distribution; provided that:

              (i) the Warrant and/or Warrant Stock may not be transferred by the Holder, (A) unless an exemption is available under the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Securities and Exchange Commission thereunder (collectively the "Act"), and to a person who, in the opinion of counsel to the Company, is a person to whom the Warrant and/or Warrant Stock may be transferred legally without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of (x) an agreement of such person to comply with the provisions of this
                     Section 2 with respect to any resale or other disposition of such securities and (y) an agreement by such person that he is acquiring such securities for investment and not for distribution except in compliance with the Act; or (B) except to a person upon delivery of a prospectus relating to the Warrant and/or Warrant Stock then meeting the requirements of the Act;

              (ii) the Warrant Stock shall be issued upon exercise of this Warrant only in compliance with the Act;

              (iii) so long as the Warrant Stock is listed on the Vancouver Stock Exchange, the Warrant may not be transferred without the consent of the Vancouver Stock Exchange, except that the Holder , which is a Delaware limited liability company, may make an in kind distribution of the Warrant to its members in proportion to their membership interests, provided that such members take the Warrant subject to all the transfer restrictions set forth herein; and

              (iv) this Warrant and the Warrant Stock may be pledged to a lender to secure the debt of the Holder.
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                                     - 4 -




       (b) If, at the time of issuance of the shares issuable upon exercise of this Warrant, no registration statement is in effect with respect to such shares under applicable provisions of the Act, the Company may at its election require that the Holder provide the Company with written reconfirmation of the Holder's investment intent and that any stock certificate delivered to the Holder of a surrendered Warrant shall bear legends reading substantially as follows:

       "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SHARES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (a) TO THE ISSUER, (b) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAW, (c) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (d) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE ISSUER AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE ISSUER. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY", MAY BE OBTAINED FROM THE REGISTRAR AND TRANSFER AGENT OF THE ISSUER UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE ISSUER AND ITS REGISTRAR AND TRANSFER AGENT, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

In addition, so long as the foregoing legend may remain on any stock certificate delivered to the Holder, the Company may maintain appropriate "stop transfer" orders with respect to such certificates and the shares represented thereby on its books and records and with those to whom it may delegate registrar and transfer functions.
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                                     - 5 -




       (c) If this Warrant is exercised prior to 4:00 p.m. local Vancouver time on September 14, 1998, any stock certificate delivered to the Holder of a surrendered Warrant shall bear a legend reading substantially as follows:

       "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL THE EXPIRY OF THE HOLD PERIOD, EXCEPT AS PERMITTED BY THE SECURITIES ACT (BRITISH COLUMBIA) AND RULES MADE UNDER THE ACT. THE HOLD PERIOD EXPIRES AT 12:00 A.M. (MIDNIGHT) ON SEPTEMBER 14, 1998."

3.     Reservation of Shares.

       The Company hereby agrees that at all times there shall be reserved for issuance upon the exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant and that the par value of such shares will at all times be less than or equal to the applicable Warrant Price. The Company further agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issuance thereof other than taxes, if any, in respect of any transfer occurring contemporaneously with such issuance and other than transfer restrictions imposed by federal and state securities laws.

4.     Capital Adjustments.

       This Warrant is subject to the following further provisions:

       (a) Recapitalization, Reclassification and Succession. If any recapitalization of the Company or reclassification of its Common Stock or any merger or consolidation of the Company into or with a corporation or other business entity, or the sale or transfer of all or substantially all of the Company's assets or of any successor corporation's assets to any other corporation or business entity (any such corporation or other business entity being included within the meaning of the term "successor corporation") shall be effected, at any time while this Warrant remains outstanding and unexpired, then, as a condition of such recapitalization, reclassification, merger, consolidation, sale or transfer, lawful and adequate provision shall be made whereby the Holder of this Warrant thereafter shall have the right to receive upon the exercise hereof as provided in Section 1 and in lieu of the shares of Common Stock immediately theretofore issuable upon the exercise of this Warrant, such shares of capital stock, securities or other property as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore issuable upon the exercise of this Warrant had such recapitalization, reclassification, merger, consolidation, sale or transfer not taken place, and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.
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                                     - 6 -




       (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the number of shares of Warrant Stock purchasable upon exercise of this Warrant shall be proportionately adjusted.

       (c) Certain Dividends and Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock, then the number of shares of Warrant Stock purchasable upon exercise of this Warrant shall be adjusted to that number determined by multiplying the number of shares of Warrant Stock so purchasable immediately prior to such record date by a fraction (i) the numerator of which shall be the sum of (A) the total number of outstanding shares of Common Stock immediately prior to such record date and
(B) the total number of shares of Common Stock issuable pursuant to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such record date.

       (d) Corresponding Warrant Price Adjustment. Whenever the number of shares of Warrant Stock purchasable upon the exercise of the rights granted to the Holder herein is increased or decreased as provided in Section 4(b) or (c), the Warrant Price payable for the exercise of such rights shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares of Warrant Stock purchasable upon the exercise of such rights immediately prior to such adjustment, and of which the denominator shall be the number of shares of Warrant Stock purchasable immediately thereafter.

       (e) Certain Shares Excluded. The number of shares of Common Stock outstanding at any given time for purposes of the adjustments set forth in this
Section 4 shall exclude any shares then directly or indirectly held in the treasury of the Company.

       (f) Deferral and Cumulation of De Minimis Adjustments. The Company shall not be required to make any adjustment of the Warrant Price pursuant to this Section 4 if the amount of such adjustment would be less than one percent (1%) of the Warrant Price in effect immediately before the event that would otherwise have given rise to such adjustment. In such case, however, any adjustment that would otherwise have been required to be made shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to not less than one percent (1%) of the Warrant Price in effect immediately before the event giving rise to such next subsequent adjustment.

       (g) Duration of Adjusted Warrant Price. Following each computation or readjustment of an adjusted Warrant Price as provided in this Section 4, the new adjusted Warrant Price shall remain in effect until a further computation or readjustment thereof is required.
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5.     Notices to Holders.

       (a)    Notice of Record Date.  In case:

              (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercisable of this Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

              (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation with or merger of the Company into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

              (iii) of any voluntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Holder hereof at the time outstanding a notice specifying, as the case may be,
(i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 30 days prior to the record date therein specified, or if no record date shall have been specified therein, at least 30 days prior to such other specified date.

       (b) Notice of Adjustments. Whenever any Warrant Price shall be adjusted, pursuant to Section 4 hereof, the Company shall promptly make a certificate signed by its Chairman, its CEO, its President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Price after giving effect to such adjustment, and shall promptly cause copies of such certificates to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant.

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6.     Loss, Theft, Destruction or Mutilation.

       Upon receipt by the Company of evidence satisfactory to it, in the exercise of its reasonable discretion, of the ownership and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company and, in the case of mutilation, upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof, without expense to the Holder, a new Warrant of like tenor dated the date hereof.

7.     Warrant Holder Not a Stockholder.

       The Holder of this Warrant, as such, shall not be entitled by reason of this Warrant to any rights whatsoever as a stockholder of the Company.

8.     Transfer; Register.

       Subject to the provisions of Section 2 above, this Warrant is transferable in the same manner and with the same effect as in the case of a negotiable instrument payable to a specified person. This Warrant shall be issued in registered form only and the Company shall keep a register (the "Warrant Register") in which provisions shall be made for the registration of this Warrant and the registration of transfers thereof. Such Register shall be kept at the principal office of the Company and the Company is hereby appointed the "Warrant Registrar" for the purpose of registering the Warrants and transfers of the Warrants. Subject to compliance with the provisions of
Section 2 hereof by a transferee, upon surrender for registration of transfer of any Warrant at the principal office of the Company and compliance with the provisions of Section 2 hereof, if applicable, the Company shall execute and deliver, in the name of the designated transferee, a new Warrant. The Company shall treat the individual or entity in whose name each Warrant is registered on the Warrant Register as the sole and absolute owner thereof, notwithstanding any contrary notice.

9.     Registration Rights.

       The Holder shall have certain registration rights with respect to the Warrant Shares, all as set forth in a Registration Rights Agreement of even date herewith among the Company, the Holder and certain other Holders.

10.    Notices.

       Any notice required or contemplated by this Warrant shall be deemed to have been duly given if transmitted by registered or certified mail, return receipt requested, to the Company at 7030 Empire Central Drive, Houston, Texas, 77040, Attention: President, or to the Holder at the name and address set forth in the Warrant Register maintained by the Company.

11.    Choice of Law.

       This Warrant shall be governed by the local laws of the State of Texas.


       IN WITNESS WHEREOF, the undersigned has duly signed this Warrant and Pacific Corporate Trust Company has caused this Warrant Certificate to be countersigned by an authorized officer as of this 14th day of September, 1997.




                                   FLOTEK INDUSTRIES INC.



                                   By:  /s/ William G. Jayroe

                                   Name:    William G. Jayroe
                                   Title:   President and CEO



This Warrant Certificate is not valid until and unless countersigned by Pacific Corporate Trust Company.



Countersigned:

PACIFIC CORPORATE TRUST COMPANY
Per:




-----------------------------------
Authorized Signatory

                                ASSIGNMENT FORM


       FOR VALUE RECEIVED, the Undersigned Holder of the attached Warrant, hereby sells, assigns and transfers unto _______________________________ the right to purchase ______________________________ shares of Common Stock of FLOTEK INDUSTRIES INC. evidenced by the attached Warrant, and does hereby irrevocably constitute and appoint _________________________________ Attorney to transfer the said Warrant on the books of the Company with full power of substitution.



                                                HOLDER:




                                                Name:


Dated:                      ,
       --------------------  -------

In the presence of:




------------------------------------
Name:


(NOTE: The signature of the Holder on the foregoing Assignment must correspond exactly to the name as written on the face of the Warrant, without any alteration, enlargement or change whatsoever.)

                               SUBSCRIPTION FORM


       The Undersigned, the Holder of the attached Warrant, hereby irrevocably elects to exercise purchase rights represented by such Warrant for, and to purchase thereunder, the following shares of Common Stock of FLOTEK INDUSTRIES
INC.:

       Number of Shares                           Purchase Price Per Share
       ----------------                           ------------------------



       The undersigned herewith makes payment of $_____________________ therefor, and requests that certificates for such shares (and any warrants or other property issuable upon such exercise) be issued in the name of and delivered to ____________________________________ whose address is
___________________________________________ and, if such shares shall not include all of the shares issuable under such warrant, that a new warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.


                                                HOLDER:




                                                Name:


Dated:                      ,
       --------------------  -------